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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 1996




                          DURAMED PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                 0-15242               11-2590026
               (State or other         (Commission           (IRS Employer
               jurisdiction of         File Number)         Identification No.)
               incorporation)



          7155 East Kemper Road, Cincinnati, Ohio 45249 (513) 731-9900
        (Address and telephone number, including area code, of principal executive offices)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 3, 4, 5, 6 and 8 are not applicable and are omitted from this Report.

Item 2.  Acquisition or Disposition of Assets

         The information called for by this Item is contained in the Company's press release dated September 13, 1996 relating to the acquisition of Hallmark Pharmaceuticals, Inc., attached hereto as Exhibit 99.1 and incorporated herein by reference, and in the Proxy Statement/Prospectus dated August 8, 1996 (contained in the Company's Registration Statement (No. 333-6901) on Form S-4, as amended), attached hereto as Exhibit
         99.2 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The information called for by this Item is contained in
                  Exhibit 99.2, attached hereto and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The information called for by this Item is contained in
                  Exhibit 99.2, attached hereto and incorporated herein by reference.

         (c)   Exhibits.

                  The following exhibits are filed with this Report on Form 8-K:

                   Regulation S-K
                     Exhibit No.          Exhibit

                         2 Asset Purchase Agreement (previously filed as a portion of Exhibit 99 to the Company's Current Report on Form 8-K dated August 8, 1996 and incorporated herein by reference)

                      99.1                 Press Release dated September 13,
                                           1996.

                      99.2                 Proxy Statement/Prospectus dated
                                           August 8, 1996


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 26, 1996      DURAMED PHARMACEUTICALS, INC.



                                By /s/ Timothy J. Holt
                                  ---------------------------------
                                  Timothy J. Holt
                                  Senior Vice President-Finance and
                                    Administration


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